UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22119

American Israeli Shared Values Trust

(Exact name of registrant as specified in charter)

207 East 83rd Street

Suite 2

New York, NY 10028

(Address of principal executive offices)

(Zip code)

Jamia C. Jasper

207 East 83rd Street

Suite 2

New York, NY 10028

 (Name and address of agent for service)

With copies to:

Don Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (866) 745-5955

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

American Israeli Shared Values Capital

Appreciation Fund

SEMI-ANNUAL REPORT

May 31, 2011

(Unaudited)

Fiscal Year 2011 Update

Since the beginning of the Fund’s fiscal year on December 1, 2010, the Fund increased 12.01%.  This compares to a 13.82% increase in the S&P 500 Index and a 1.13% decrease in the TA-100.  The Fund’s increase of 12.01% compares to an average increase of 6.35% of the two benchmarks.  Therefore, net of the 1.75% management fee, the Fund beat its blended benchmark by 567 basis points. The Fund’s outperformance during the year-to-date is largely attributable to the Fund’s overweight to the Energy and Technology sectors which performed well, and an underweight to the financial sector which under-performed the market averages.

Economic Overview

Global stock markets largely posted negative returns for the month of May as optimism about a global economic recovery waned following a number of events that threaten economic growth.  In the United States, economic data releases suggested that the recovery that began in 2009 is beginning to slow.  New claims for unemployment rose above the important 400,000 threshold, the official rate of unemployment rose slightly to 9.2%, which does not include the large number of people who have stopped looking for work and the even larger percentage of the labor force who are considered underemployed.  In May, data showed that industrial output in the United States grew less than expected. The output of factories, mines, and utilities grew by a mere .1% and were virtually flat in April.  This anemic growth is insufficient to absorb the number of new entrants into the work force.  In addition, housing prices continue to decline which erodes consumer spending power and consumer confidence.    Lastly, the spike in crude oil prices following the disruption of Libyan oil supplies poses a real threat to economic growth.  Oil prices above $100 per barrel are serious impediment to consumer spending and economic growth.  Fortunately the recent price decline to $90 at the time of this writing may alleviate these concerns.

Further rattling investors is the political game of chicken related to raising the U.S. debt ceiling.  Without an increase in the official debt ceiling, there exists at least a theoretical risk that the U.S. could default on debt obligations later in the summer.  Republicans lawmakers refuse to agree to raise the ceiling without accompanying spending cuts and tax decreases.   We think it is almost inconceivable that the U.S. would default on its debt obligations. However, the fact that the prospect is even being discussed is not heartening to investors.   In Europe, Greece has yet to pass reforms that would allow other Euro countries to agree to a bailout plan for the country involving European Union guarantees of Greek debt.

Despite all these headwinds, Israel’s economy continues to expand.  Unemployment in the first quarter of 2011 averaged six percent, its lowest level since 2008.  Economic growth is expected to reach 5.2% this year, up from 4.7% in 2010.  Given the strong growth, inflation reached 4.2% in May, prompting the Bank of Israel to raise lending rates to 3.25%.

Winners and Losers

During the first half of 2011, the Fund’s best performing holdings were concentrated in the Technology and Healthcare sectors.  Shares of Israel- based Mellanox Technologies, EZchip Semiconductor, and Check Point Software Technology rose 25.6%, 48%, and 28.1% respectively.  All three companies reported first quarter earnings that exceeded investor expectations.  In addition, the recent incidents involving the hacking of corporate and government databases highlights the needs for internet security software such as those offered by Checkpoint.  Of the Fund’s larger Healthcare holdings, Israel-based Teva Pharmaceutical rose 2.6% and Thermo Fisher rose 28.7%.  Healthcare stocks generally performed well as investors sought out sectors that are relatively immune to a slowing economy.  Thermo Fisher performed particularly well after the company’s announcement of two acquisitions that are expected to increase future sales and earnings.

The Fund’s first half losers were largely concentrated in the financial sector and the Telecommunications sector.  Shares of Bank of America was up 7.5% during the six months, but underperformed the sector as the company continues to deal with poor-performing mortgage securities and a lack of business loan growth.  Fortunately, the Fund is underweighted to the Financial sector and does not have a large exposure to any single company in it.    In Telecommunications, the shares of Israel-based Partner Communications fell 13.9% during the first half of the year.   The company’s shares continue to be punished following a decision by Israel’s Ministry of Communications to lower interconnect fees, making it easier for new entrants to emerge in the cellular field.  We continue to hold the shares, as they pay a dividend of approximately ten percent that we believe is relatively secure.  In addition, even with the increased risk of new competitive entrants, the shares appear undervalued at the current price.

Outlook

While the data suggesting a slowing of growth in the U.S. and the myriad of political dramas taking place in the U.S. and Europe are a source of concern, we believe that they are temporary.  We expect that stocks will soon resume their advances.  We think the next possible catalyst for equities will be the release of second quarter earnings in July and August.  Industrial order backlogs remain strong and we think that, in general, corporate earnings will be strong.  It is easy to forget that at this time last year, the S&P 500 Index declined 1.5% from the beginning of the year through the end of May.  At the end of August, the S&P 500 was down nearly 5% largely on fears about the debt crises in Greece, Ireland and Spain.  By the end of the year, as those fears subsided, the S&P 500 and the TA-100 ended the year nearly fifteen percent higher.    While the current economic concerns are real, we believe that they too will prove to be transitory and look forward to higher stock prices by year’s end.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

GRAPHICAL ILLUSTRATION

MAY 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the asset class allocation of the underlying securities, and is represented as a percentage of the portfolio of investments.

	American Israeli Shared Values Capital Appreciation Fund
	Schedule of Investments
	May 31, 2011 (Unaudited)

Shares/Description/Percentage of Net Assets		Value

COMMON STOCK - 93.31%

Aircraft Parts & Auxiliary Equipment - 1.97%
1,000	Elbit Systems Ltd.	$ 51,220

Banks - 5.49%
3,800	Bank of America Corp.	44,650
1,500	Bank of New York Mellon Corp.	42,165
1,300	JP Morgan Chase & Co.	56,212
		143,027
Basic Materials - 3.81%
6,101	Israel Chemicals Ltd. ADR	99,202

Biological Products - 1.88%
450	Amgen, Inc.*	27,243
3,500	Protalix Biotherapeutics, Inc.*	21,700
		48,943
Calculating & Accounting Machines - 1.85%
1,000	Verifone Systems, Inc.*	48,130

Cogeneration Services & Small Power Producers - 1.19%
2,400	AES Corp.*	31,104

Computer Communications Equipment - 2.41%
3,000	Silicom Ltd.*	62,847

Computer Storage Devices - 1.19%
650	Sandisk Corp.*	30,888

Construction Machinery & Equipment - 2.03%
500	Caterpillar, Inc.	52,900

Crude Petroleum & Natural Gas - 4.29%
1,200	Noble Energy, Inc.	111,840

Drilling Oil & Gas Wells - 6.07%
1,400	Atwood Oceanics, Inc.*	60,676
1,200	Ensco Plc. ADR	63,984
1,700	Weatherford International Ltd.*	33,609
		158,269
Electric Services - 0.42%
500	Ormat Technologies, Inc.	11,005

Electromedical & Electrotherapeutic Apparatus - 1.40%
480	Medtronic, Inc.	19,536
1,300	Syneron Medical Ltd.*	16,874
		36,410
Electronic Computers - 2.60%
1,900	Nice Systems Ltd. ADR*	67,640

Measuring & Controlling Device - 3.01%
1,200	Thermo Fisher Scientific, Inc.*	78,540

Oil & Gas Field Machinery & Equipment - 4.66%
900	Baker Hughes, Inc.	66,537
1,149	Cameron International Corp.*	54,762
		121,299
Oil & Gas Field Services, NEC - 6.45%
1,300	Halliburton Co.	65,195
1,200	Schlumberger Ltd.	102,864
		168,059
Operators of Nonresidential Buildings - 0.18%
700	Elbit Imaging Ltd.*	4,697

Pharmaceutical Preparations - 8.30%
520	Johnson & Johnson	34,991
900	Merck & Co.	33,075
600	Perrigo Co.	51,336
1,900	Teva Pharmaceutical Industries Ltd. ADR	96,710
		216,112
Radio & TV Broadcasting & Communications Equipment - 1.91%
4,500	Ceragon Networks Ltd. *	49,725

Security Brokers, Dealers & Floatation Companies - 1.20%
1,300	Morgan Stanley	31,408

Semiconductors & Related Devices - 6.36%
4,720	DSP Group, Inc.*	38,987
1,800	EZchip Semiconductor Ltd.*	64,872
2,000	Mellanox Technologies Ltd.*	61,760
		165,619
Services-Business Services - 1.84%
1,300	Radware Ltd.*	47,866

Services-Computer Integrated Software - 1.43%
1,100	Verint Systems, Inc.*	37,334

Services-Computer Programming - 2.10%
1,800	AMDOCS Ltd.*	54,792

Services-Miscellaneous Amusement & Recreation - 1.76%
1,100	Walt Disney Co.	45,793

Services-Prepackaged Software - 6.65%
1,200	Check Point Software Technologies Ltd.*	65,904
16,000	Elron Electronic Industries Ltd.*	90,240
1,200	Retalix Ltd.*	17,016
		173,160
Surgical & Medical Instruments - 0.88%
3,200	Boston Scientific Corp.*	22,976

Telephone & Telegraph Apparatus - 0.90%
4,400	AudioCodes Ltd.*	23,540

Telephone Communications - 6.98%
3,100	Cellcom Israel Ltd.	94,054
5,200	Partner Communications Co. Ltd. ADR	87,828
		181,882
Water Transportation - 2.10%
1,000	Tidewater, Inc.	54,650

TOTAL FOR COMMON STOCK (Cost $2,203,565) - 93.31%		2,430,877

SHORT TERM INVESTMENTS - 5.02%
130,758	Huntington Money Market Fund - Class IV 0.01% ** (Cost $130,758)	130,758

TOTAL INVESTMENTS (Cost $2,334,323) - 98.33%		2,561,635

OTHER ASSETS LESS LIABILITIES - 1.67%		43,522

NET ASSETS - 100.00%		$ 2,605,157

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at May 31, 2011.
The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Assets and Liabilities
May 31, 2011 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $2,334,323)	$ 2,561,635
Cash	60,000
Receivables:
Fund Shares Sold	2,000
Dividends and Interest Receivable	1,499
Total Assets	2,625,134
Liabilities:
Accrued Advisory Fees	3,839
Fund Shares Redeemed	5,503
Securities Purchased	10,635
Total Liabilities	19,977

Net Assets	$ 2,605,157

Net Assets Consist of:
Paid In Capital	$ 2,432,770
Accumulated Undistributed Net Investment Loss	(3,150)
Accumulated Realized Loss on Investments	(51,775)
Unrealized Appreciation in Value of Investments	227,312
Net Assets, for 294,072 Shares Outstanding	$ 2,605,157

Net Asset Value Per Share and Offering Price	$ 8.86

Minimum Redemption Price Per Share *	$ 8.68

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Operations
For the six months ended May 31, 2011 (Unaudited)

Investment Income:
Dividends (net of $1,836 foreign witholding taxes & fees)	$ 13,464
Interest	9
Total Investment Income	13,473

Expenses:
Advisory Fees (Note 3)	18,614
Total Expenses	18,614

Net Investment Loss	(5,141)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(2,457)
Net Change in Unrealized Appreciation on Investments	193,348
Realized and Unrealized Gain on Investments	190,891

Net Increase in Net Assets Resulting from Operations	$ 185,750

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2011	11/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (5,141)	$ (3,409)
Net Realized Gain (Loss) on Investments	(2,457)	24,783
Net Change In Unrealized Appreciation on Investments	193,348	24,466
Net Increase in Net Assets Resulting from Operations	185,750	45,840

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	1,026,592	627,899
Shares Issued on Reinvestment of Dividends	-	-
Proceeds From Early Redemption Fees	220	-
Cost of Shares Redeemed	(87,754)	(8,719)
Net Increase in Net Assets from Shareholder Activity	939,058	619,180

Net Assets:
Net Increase in Net Assets	1,124,808	665,020
Beginning of Period	1,480,349	815,329
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $(3,150) and $0, respectively)	$ 2,605,157	$ 1,480,349

Share Transactions:
Shares Sold	116,857	80,219
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(9,915)	(1,203)
Net Increase in Shares	106,942	79,016
Outstanding at Beginning of Period	187,130	108,114
Outstanding at End of Period	294,072	187,130

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended (a)
	5/31/2011		11/30/2010	11/30/2009	11/30/2008

Net Asset Value, at Beginning of Period	$ 7.91		$ 7.54	$ 5.54	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)		(0.02)	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	0.97		0.39	2.02	(4.47)
Total from Investment Operations	0.95		0.37	2.01	(4.46)

Distributions:
Net Investment Income	-		-	(0.01)	-
Realized Gains	-		-	-	-
Total from Distributions	-		-	(0.01)	-

Proceeds from Early Redemption Fees (b)	-	(c)	-	-	-

Net Asset Value, at End of Period	$ 8.86		$ 7.91	$ 7.54	$ 5.54

Total Return **	12.01%		4.91%	36.34%	(44.60)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,605		$ 1,480	$ 815	$ 312
Ratio of Expenses to Average Net Assets †	1.75%	***	1.75%	1.75%	1.75%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets †	(0.48)%	***	(0.30)%	(0.08)%	0.07%	***
Portfolio Turnover	9.86%		14.88%	17.85%	70.81%

(a) Commencement of operations began December 12, 2007.
(b) The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
(c) The amount is less than $0.005.
* Per share net investment income/(loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized
† These ratios exclude the impact of expenses of the underlying security holdings.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (Unaudited)

1.  ORGANIZATION

The American Israeli Shared Values Capital Appreciation Fund (the “Fund”) was organized as a diversified series of the American Israeli Shared Values Trust (the “Trust”) on September 10, 2007.  The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 20, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees and commenced operations on December 12, 2007.  The investment adviser to the Fund is AmerIsrael Capital Management, LLC (the “Adviser”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as level 1 within the fair value hierarchy.

Equity securities, including American Depository Receipts (“ADRs”) and exchange traded funds, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 within the fair value hierarchy.  When the security is not considered to be part of an active market, or when the security is valued at a bid price, the position is generally categorized as a level 2 within the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in accordance with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in level 3 within the fair value hierarchy, as appropriate.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on the yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Generally, fixed income securities are categorized as level 2 within the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on the other markets, exchanges or among dealers); or (iii) yield to maturity will respect to debt issues, or a combination or these are other methods.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
•

Level 2 – Significant observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc).

•

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 2,430,877	-	-	$ 2,430,877
Short-Term Investments – Money Market	130,758	-	-	130,758
Total	$ 2,561,635	-	-	$ 2,561,635

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund held no level 3 securities any time during the six months ended May 31, 2011.  The Fund did not hold any derivative instruments at any time during the six months ended May 31, 2011.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open fiscal years (2008-2010), or expected to be taken on the Fund’s tax return for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal and New York State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the six months ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to recognized tax benefits as income tax expense on the statement of operations.  During the six months ended May 31, 2011, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering price per share is equal to the net asset value per share.  The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s rules and rates.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: The Board of Trustees has selected AmerIsrael Capital Management, LLC as the investment adviser to the Fund.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.75% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended May 31, 2011, the Adviser earned $18,614, of which $3,839 was due to the Adviser as of May 31, 2011.

The Adviser has agreed to pay all operating expenses of the Fund, and all other operating expenses not specifically assumed by the Fund, with the exception of all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as determined by the Adviser, for any of the expenses advanced by the Adviser, with the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to the Agreement.

4.  CAPITAL SHARE TRANSACTIONS

At May 31, 2011, there were an unlimited number of shares authorized and 294,072 shares outstanding, and paid-in capital amounted to $2,432,770 for the Fund.

5.  INVESTMENT TRANSACTIONS

For the six months ended May 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $1,018,981 and $195,581, respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes the cost of securities owned at November 30, 2010, was $1,449,839. At November 30, 2010, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$177,272	$(145,688)	$31,584

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2011, approximately 60.77% of all outstanding shares of the Fund were owned, either directly or beneficially by the Adviser and its officers.  An officer of the Adviser is also an officer of the Trust.

7.  DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to the marketing of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated, and as of the date of this report there is no present intent to activate the plan.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended November 30, 2010, and the fiscal year ended November 30, 2009 is as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	-	$524
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	-	$524

As of November 30, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated Net Realized Gain (Loss) on Investments	$(44,947)
Net Unrealized Appreciation/(Depreciation)	$ 31,584
Total	$(13,363)

9. CONCENTRATION OF RISK

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Israeli and American companies that have an economic interest in or connection to the Jewish State.  Investing in companies from one geographic region may pose additional risks inherent to a region’s economic and political situation.  Other risks that may apply to the Fund are outlined in the Fund’s prospectus and Statement of Additional Information.

10. CAPITAL LOSS CARRYFORWARDS

At November 30, 2010, the American Israeli Shared Values Capital Appreciation Fund had available for federal income tax purposes an unused capital loss carryforward of $44,947 which expires in 2017.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

American Israeli Shared Values Capital Appreciation Fund
Expense Illustration
May 31, 2011 (Unaudited)

Expense Example

As a shareholder of the American Israeli Shared Values Capital Appreciation Fund, you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period, December 1, 2010 and held for the entire six month period ended May 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2010	May 31, 2011	December 1, 2010 to May 31, 2011

Actual	$1,000.00	$1,120.10	$9.25
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.21	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION

MAY 31, 2011 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending June 30, are available without charge upon request by (1) calling the Fund at (866) 745-5955 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on the last day of February and August 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-745-5955.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-745-5955.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) Disclosure Controls & Procedures.  Principal executive and financial officer has concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in the Funds internal controls of other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

American Israeli Shared Values Trust

By /s/Jamia C. Jasper

     Jamia C. Jasper

     President and Treasurer

Date: August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jamia C. Jasper

     Jamia C. Jasper

     President and Treasurer

Date: August 8, 2011